Stock-based compensation	12 Months Ended
Dec. 31, 2022
Share-Based Payment Arrangement [Abstract]
Stock-based compensation	Stock-based compensation
Our Long-Term Incentive Plans provide for the issuance of restricted stock, restricted stock units (“RSUs”) and other stock-based awards, including options, to employees and directors of BNY Mellon. At Dec. 31, 2022, under the Long-Term Incentive Plan approved in April 2019, we may issue 17,569,917 new stock-based awards, all of which may be issued as restricted stock or RSUs. Stock-based compensation expense related to retirement eligibility vesting totaled $72 million in 2022, $64 million in 2021 and $43 million in 2020.

Restricted stock, RSUs and Performance share units

Restricted stock and RSUs are granted under our long-term incentive plans at no cost to the recipient. These awards are subject to forfeiture until certain restrictions have lapsed, including continued employment, for a specified period. The recipient of a share of restricted stock is entitled to voting rights and generally is entitled to dividends on the common stock. An RSU entitles the recipient to receive a share of common stock after the applicable restrictions lapse. The recipient generally is entitled to receive cash payments equivalent to any dividends paid on the underlying common stock during the period the RSU is outstanding but does not receive voting rights.

The fair value of restricted stock and RSUs is equal to the fair market value of our common stock on the date of grant. The expense is recognized over the vesting period, which is generally zero to four years. The total compensation expense recognized for restricted stock and RSUs was $293 million in 2022, $260 million in 2021 and $188 million in 2020. The total income tax benefit recognized in the consolidated income statement related to compensation costs was $69 million in 2022, $62 million in 2021 and $45 million in 2020.

BNY Mellon’s Executive Committee members were granted a target award of 513,101 performance share units (“PSUs”) in 2022, 648,973 in 2021 and 402,486 in 2020. The 2022 and 2021 Executive Committee PSUs will vest based on two separate and distinct measurements, a performance condition and a market condition split 70% based on return on tangible common shareholders’ equity (“ROTCE”) and 30% on Total Shareholder Return (“TSR”). The TSR portion was valued using a Monte Carlo simulation method, while the ROTCE portion was measured based on the fair market value on the date of grant. Each condition only impacts its applicable portion (70%/30%) of the total PSU award. The performance and market conditions are measured after three years to determine the final percentage of the total PSUs to vest. The final total amount of vested PSUs will be the sum of the two separate and distinct performance and market-based portions of the PSU awards, but will be capped at 150% of the total PSUs awarded. The ultimate payout is subject to the discretion of the Human Resources and Compensation Committee. These awards are classified as equity and the ROTCE portion is marked-to-market to earnings as a result of this discretion.

The 2020 PSU awards cliff vest in three years with the number of shares that vest determined based on a payout table that references performance conditions related to average revenue growth and average operating margin, both as adjusted and subject to Human Resources and Compensation Committee discretion. These awards are classified as equity and marked-to-market to earnings as a result of this discretion.

The following table summarizes our non-vested PSU, restricted stock and RSU activity for 2022.

Non-vested PSU, restricted stock and RSU activity	Number of shares (a)	Weighted-average fair value at grant date
Non-vested PSUs, restricted stock and RSUs at Dec. 31, 2021	14,681,987	$45.55
Granted	6,781,743	58.75
Vested	(5,481,015)	47.73
Forfeited	(896,580)	50.76
Non-vested PSUs, restricted stock and RSUs at Dec. 31, 2022	15,086,135	$50.38
(a)    Includes dividend shares earned on the Executive Committee PSUs and Board of Director’s stock awards.

As of Dec. 31, 2022, $326 million of total unrecognized compensation costs related to non-vested PSUs, restricted stock and RSUs is expected to be recognized over a weighted-average period of 2.4 years.

The total fair value of restricted stock, RSUs and PSUs that vested was $264 million in 2022, $240 million in 2021 and $263 million in 2020. The actual excess tax benefit (expense) realized for the tax deductions from shares vested totaled $16 million in 2022, $(8) million in 2021 and $(4) million in 2020.
The tax impacts were recognized in the provision for income taxes.

Subsidiary Long-Term Incentive Plans

BNY Mellon also has several subsidiary Long-Term Incentive Plans which have issued restricted subsidiary shares to certain employees. These share awards are subject to forfeiture until certain restrictions have lapsed, including continued employment for a specified period of time. The shares are generally non-voting and non-dividend paying. Once the restrictions lapse, which generally occurs in three to five years, the shares can only be sold, at the option of the employee, to BNY Mellon at a price based generally on the fair value of the subsidiary at the time of repurchase. In certain instances BNY Mellon has an election to call the shares.

Stock options

Our Long-Term Incentive Plans provide for the issuance of stock options at fair market value at the date of grant to officers and employees of BNY Mellon. No stock options were granted in 2022, 2021 and 2020. No stock options were outstanding at Dec. 31, 2022.

A summary of the status of our options as of Dec. 31, 2022, and changes during the year, is presented below:

Stock option activity	Shares subject to option	Weighted-average exercise price	Weighted-average remaining contractual term (in years)
Balance at Dec. 31, 2021	407,905	$22.03	0.1
Granted	—	—
Exercised	(397,291)	22.03
Canceled/Expired	(10,614)	22.03
Balance at Dec. 31, 2022 (a)	—	$—	0.0
(a)At Dec. 31, 2021 and Dec. 31, 2020, 407,905 and 2,335,238 options were exercisable at a weighted-average price per common share of $22.03 and $23.99, respectively.

Aggregate intrinsic value of options	Dec. 31,
(in millions)	2022	2021	2020
Outstanding	$—	$15	$43
Exercisable	$—	$15	$43

The total intrinsic value of options exercised was $15 million in 2022, $48 million in 2021 and $21 million in 2020.

Cash received from option exercises totaled $9 million in 2022, $50 million in 2021 and $46 million in 2020. The actual excess tax benefit realized for the tax deductions from options exercised totaled $3 million in 2022, $8 million in 2021 and $2 million in 2020. The tax benefits were recognized in the provision for income taxes.